EXHIBIT 99
                                                              ----------



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                                   NISOURCE

                                December, 2001




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               PREMIER COMPETITOR IN OUR ENERGY CORRIDOR
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  *  Strategic Location
     -  30% Population/40% of U.S.
        Energy Consumption
     -  Columbia Energy Acquisition
        Significantly Advances the Vision

  *  Third Largest Gas Distribution Company
     -  3.2 million Customers - 9 States

  *  Fourth Largest Gas Pipeline Company      [MAP OF EASTERN UNITED STATES
     -  16,500 miles Interstate Pipelines       DEPICTING ENERGY CORRIDOR]

  *  Second Largest Gas Storage Network
     -  670 Bcf (Market Area)

  *  Superior Skill Set
     -  Full Range of Energy Delivery
        Capabilities
     -  Customer Focused
     -  Experienced Management


                                                       [NiSource logo]



======================================================================
                        COLUMBIA ACQUISITION
                        ONE-YEAR ANNIVERSARY
======================================================================


  *  Reached Goal of Selling $1.4 Billion of Non-Core Assets

  *  Substantial Improvements in Distribution and Transmission
     Operations

  *  Consolidated Back Office Activities and Centralized Gas Supply

  * Implemented Best Practices and Driven Out Costs and Redundancies - Continuing into 2002

  *  Reduced Staffing Levels by 27% or 4,000 Employees

  *  Achieved Merger Savings of $100 Million Dollars for 2001 and Beyond


                                                       [NiSource logo]

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                        NOVEMBER 1 REVISED 2001
                    EARNINGS GUIDANCE $1.65 - $1.75
======================================================================


  *  Economic Downturn in Industrial and Manufacturing Sectors
     -  Steel/Steel Related

  *  Weaker Merchant Business Results
     -  Depressed Wholesale Prices
     -  Low Volatility

  *  Lower E&P Production Volumes



                                                       [NiSource logo]


======================================================================
                         NOVEMBER 30 PROVIDED
                 2002 EARNINGS GUIDANCE $2.15 - $2.20

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  Earnings Guidance Assumes Normal Weather and the Following:

  *  Little Growth Resulting from Continued U.S. Economic Downturn
     -  Industrial/Manufacturing Customers
     -  Merchant Energy Markets

  *  Reasonable Negotiated Settlement in Indiana Electric Rate
     Investigation

  *  50 Cents Per Share for Elimination of Goodwill

  *  Modest Increase in E&P Production Volumes - Offset by Lower
     Gas Prices

  *  Additional 2002 Integration Synergies Partially Offset by
     Increased Pension Costs and Property Insurance



                                                       [NiSource logo]



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                        A DIVERSIFIED BUSINESS PROFILE
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                  [Graphs depicting Operating Income]

         NiSource Pre-Merger               NiSource Post-Merger
         Operating Income(1)           Pro Forma Operating Income(1)
    -----------------------------      ------------------------------

    Electric Operations     70%        E&P                      5%
    Gas Distribution        25%        Electric Operations     23%
    Other                    5%        Gas Distribution        38%
                                       Gas Transmission        30%
                                       Merchant                 4%

   (1)  Excludes corporate overhead.

                                                  [NiSource logo]





                       =======================================================================
                                               THE NISOURCE PORTFOLIO
                       =======================================================================



              GAS                            ELECTRIC                   MERCHANT                        OTHER
  -----------------------------      -------------------------    ---------------------     ------------------------------
       GAS DISTRIBUTION                 ELECTRIC OPERATIONS       GAS & POWER TRADING              OTHER OPERATIONS
  * 3.2 million Customers in         * 430,000 Customers in                                 * NiSource Energy Technologies
    Nine States                        Northern Indiana           WHOLESALE POWER SALES       (distributed generation)
  * 52,000 Miles of Distribution     * 3,179 MW of Coal-Fired                               * Line Locating & Marking
    Pipeline                           and 203 MW of Gas          PRIMARY ENERGY            * Fiber Optic Network
  * Customer Choice in Most            Fired Generation
    States                           * Interconnected with all    * Cogeneration
                                       Midwest Markets
  TRANSMISSION & STORAGE
  * Over 16,500 Miles of Pipeline
    in 16 States
  * Second Largest Gas Storage
    Network (670 Bcf)

  EXPLORATION & PRODUCTION
  * Based in Appalachia and
    Canada
  * Proved Gas Reserves of
    1.1Tcf
  * Low Finding Costs
  * Own and Operate 8,000
    Wells
  * Over 6,000 Miles of
    Gathering Facilities

                                                                        [NiSource logo]




=======================================================================
                      CAPITAL FOR FUTURE GROWTH
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                      2002E Capital Expenditures
                      --------------------------
                                $667 MM
                                -------



              [Graph depicting                  $274 MM Growth Capex
            Capital Expenditures]               --------------------

       E&P                      14%             * 32% Gas Distribution
       Electric Operations      31%             * 24% Gas Transmission
       Gas Transmission         21%             * 33% E&P
       Gas Distribution         28%             *  7% Electric
       Merchant                  1%             *  4% Other
       Other                     5%





                                                       [NiSource logo]



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                FOCUSING ON DOMESTIC UTILITY BUSINESS
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  *  Solid Core Businesses
     -  Gas/Electric Distribution
     -  Pipeline/Storage
     -  Exploration/Production

  *  Strategically Located
     -  3rd Largest Gas Distribution Company
     -  Pipeline and Electric Crossroads of Midwest
     -  Multi-Market Gas Storage/Marketing

  *  Clean Electric Capacity
     -  Available Capacity From Cogeneration Projects

  *  Strong Financial Base
     -  Substantial Cash Flow



                                                       [NiSource logo]



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                           CORPORATE FOCUS
======================================================================


  *  Shareholder Returns in Top 10%

  *  Operating Performance in Top 10%

  *  Strong Marketing/Sales Focus

  *  Development of Products/Services
     -  Storage/Pipelines

  *  Primary Markets
     -  Gulf Coast/Midwest/Northeast Regions



                                                       [NiSource logo]


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                    FOCUSING ON SHAREHOLDER VALUE
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  *  Margin Growth

  *  Expense Reduction

  *  Improve Productivity & Efficiencies

  *  Asset Utilization

  *  Conservative Dividend Payout



                                                       [NiSource logo]



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                           DIVIDEND GROWTH
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           [Graph depicting Dividend Growth for years 1996-2001]


                         YEAR        DIVIDEND
                         ----        --------

                         1996         $0.84
                         1997         $0.90
                         1998         $0.96
                         1999         $1.02
                         2000         $1.08
                         2001         $1.16



                                                       [NiSource logo]



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                       STOCK INVESTMENT HISTORY
======================================================================


 [Graph comparing NiSource Stock Price and the Dow Jones Utilities Average for the years 1990 - 2001 (third quarter)]












                                                       [NiSource logo]



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                            NINE MONTH 2001
                           FINANCIAL REVIEW
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  *  Milder Winter Weather

  *  Weaker Sales Related to Economy
     -  Industrial and Manufacturing Sectors

  *  Weaker Business Sector Performance
     -  Merchant Operations
     -  E&P

  *  One-Time Adjustments
     -  Fiber Optic Operations
     -  Interest on Delayed Asset Sales
     -  Uncollectible Customer Accounts
     -  Market Hub Partners Settlement


                                                      [NiSource logo]




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                             NINE MONTHS
                         EARNINGS PER SHARE
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 [Graph depicting NiSource nine month earnings per share]


   1997       1998        1999       2000         2001
   ----       ----        ----       ----         ----

   $1.09      $1.09       $1.02      $1.27        $0.78


  The year-over-year changes are not comparable due to the acquisition of Columbia Energy Group, which caused a material change in NiSource historical earnings pattern.



                                                       [NiSource logo]



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                          GAS BUSINESS FOCUS
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  *  Grow Gas Business
     -  Distribution
     -  Transmission/Storage
     -  Exploration & Production





                                                       [NiSource logo]




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                             GAS INDUSTRY
                       COMPELLING FUNDAMENTALS
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                   Growth Driven by New Natural Gas Demand

                                       *    Demand for Natural Gas to
                                            Increase to Approximately
                                            30 Tcf by 2010
     [Bar chart depicting natural gas
     demand for 1998, 2005 and 2010]   *    25% Demand Growth Through
                                            2010 (2.1% annual Growth
                                            Rate in Electricity)

                                       *    Volatility Due to
                                            Significant Summer Demand
                                            and Competition With Gas
                                            Needed to Fill Storage


                                        1998      2005     2010
                                        ----      ----     ----
           All other uses               13 Tcf    17 Tcf   22 Tcf

           Electricity Generation        3         4        7
                                       ---        ---     ---

           Total                        16 Tcf    21 Tcf   29 Tcf

   Source: Natural Petroleum Council

                                                       [NiSource logo]



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                       GAS MARKET OPPORTUNITIES
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  *  Utilize Strategic Crossroads Position in
     the Midwest to New England Regions
     -  Pipeline Interconnects-Millennium Pipeline

  *  The Gulf Coast/Midwest/Northeast Gas Markets
     -  Expand Pipeline Interconnects
     -  Establish Strong Market Presence
     -  Build Customer Base

  *  Utilize Our Combined Assets In a Region with
     Significant Market Opportunities



                                                       [NiSource logo]




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                              GAS DISTRIBUTION
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                                       *    Located in a Growing Energy
                                            Corridor

                                       *    Diversification of Customers
                                            and State Regulation
    [Map of Columbia and NiSource Gas
           Service Territories]        *    Favorable Overall Regulatory
                                            Environment
                                            - Customer Choice
                                            - Incentive Opportunities

                                       *    Vertical Integration with
                                            Pipeline and E&P




                                                       [NiSource logo]




======================================================================
                        GAS TRANSMISSION AND STORAGE
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                                       *    Positioned to Fuel New Power
                                            Generation Facilities

         [Map of Storage               *    Competitive Cost Structure Versus
     Facilities and Pipelines]              Other Pipeline Systems in the
                                            Mid-Atlantic Region

                                       *    Unique Web-like Network Benefits
                                            from Integrated Storage and Access
                                            to Supply

                                       *    Millennium Pipeline to Move
                                            Western Canadian and Midwest Gas
                                            Supply to Northeastern and
                                            Mid-Atlantic Markets


                                                         [NiSource logo]



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                         EXPLORATION AND PRODUCTION
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                                     *    Long-lived Appalachian
                                          Reserves
                                          - 85% Historical Success Rate:
                                            Low Finding Costs
    [Map of Operation Headquarters,       - Focusing on Increasing
           Regional Offices,                Production
       U.S. Operating Region and
       Canadian Joint Ventures]      *    Strong Technical Expertise

                                     *    8,000 Wells Including a Gas
                                          Gathering System

                                     *    Strategically Located Near
                                          Expanding Markets




                                                [NiSource logo]




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                       STRATEGICALLY POSITIONED ASSETS
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          [Map of Eastern United States depicting NiSource assets]






                                                       [NiSource logo]


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                     CREATING OPPORTUNITIES . . .
                         IN OUR NEW FOOTPRINT
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  *  Large Industrial Customer Base Provides Multiple
     Inside the Fence Cogeneration Opportunities
     -  Release Capacity to Capitalize on Marginal
        Cost Differential

  *  Focus Trading and Marketing on New Asset and
     Customer Base
     -  Capitalize on Opportunities Created by
        Geographic and Fuel Diversification
     -  Existing Trading Platform and New Partners



                                                       [NiSource logo]




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                             PRIMARY ENERGY INC.
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   *    Develop/Manage Energy Projects for Large Industrial Customers
        -    Inland Steel/National Steel/US Steel; 350 MW
        -    Whiting Clean Energy Project; 525 MW
        -    Ironside Energy; 50 MW

   *    Parnership with Fluor Daniel

   *    Alliance with Duke Energy

   *    Footprint Creates New Opportunities






                                                       [NiSource logo]


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                       ELECTRIC BUSINESS FOCUS
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  *  Maximize Generation Asset Value
     -  Lower Fuel/Production Costs
     -  Increase Unit Availability

  *  Market Generation to Higher Margins
     -  Retail Customer Growth
     -  Midwest Wholesale Markets



                                                       [NiSource logo]


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                        INTEGRATED ELECTRIC UTILITY
======================================================================


                                   *    Vertically Integrated Regulated
                                        Utility
                                        - 430,000 Customers

           [Map showing            *    3,400 MW Generation Portfolio
        NIPSCO in Indiana]              Could Yield Premium if Divested

                                   *    Indiana - Fair Value Rate Base State

                                   *    Actively Managing Environmental Risk




                                                         [NiSource logo]


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                        STRATEGICALLY LOCATED
                          IN MIDWEST MARKETS
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                                   *    Competitive Portfolio of Coal-
                                        Fired Generation (3,400 MW)

   [Map showing proximity to       *    Gateway Interconnect with Five
        Michigan Market                 Surrounding Control Areas
         Com Ed Hub and                 -  Net Long Asset Position
          Cinergy Hub]                  -  Sell Excess Energy Into
                                           Midwestern Markets





                                                         [NiSource logo]
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                     ELECTRIC MARKET OPPORTUNITIES
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  *  Partner with Customers
     -  Installed Cogeneration
     -  Retain/Grow Business

  *  Market Power in Midwest

  *  Expand Primary Energy

  *  Utilize Gas Technologies for
     Electric Generation
     -  Cogeneration and Microturbines (CHP)



                                                       [NiSource logo]



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                            BUILDING FOR TOMORROW
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                                 VALUE CHAIN



          UPSTREAM                                       DOWNSTREAM
          --------                                       ----------

                                  Commodity               Commodity
         Commodity\------------/Distribution\------------/Conversion
         ---------              ------------              ----------

   *  Pipeline Expansion     *  Regulated Utilities    *  Cogeneration
   *  Gas Storage            *  Customer Growth        *  Customer Choice
   *  Exploration &                                    *  Products &
      Production                                          Services
   *  Gas/Electric                                     *  Distributed
      Optionality                                         Generation
   *  Risk Management





                                                       [NiSource logo]



======================================================================
                        NISOURCE ENERGY MARKET
======================================================================


  *  3.2 Million Customers

  *  16,500 Miles of Gas Pipelines

  *  670 Bcf of Gas Storage                [MAP OF EASTERN UNITED STATES
                                             DEPICTING ENERGY CORRIDOR]
  *  4,000 MW Power Generation

  *  1.1 Tcf Proved Natural
     Gas Reserves



                                                       [NiSource logo]


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                      BUILDING SHAREHOLDER VALUE
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
                          * * * * * * * * * * * * * * * *
                          *      SHAREHOLDER VALUE      *
                          * * * * * * * * * * * * * * * *

              * * * * * * * * *  * * * * * * * * *  * * * * * * * * * *
              *    Maximize   *  *    Focused    *  *                 *
              *  Utilization  *  *   Strategic   *  *  Environmental  *
              *   of Assets   *  *  Investments  *  *   Stewardship   *
              * * * * * * * * *  * * * * * * * * *  * * * * * * * * * *

  * * * * * * * * * *  * * * * * * * * * *  * * * * * * * * *  *  * * * * * * * * *
  *                 *  *                 *  *    Manage        *  *               *
  *     Employee    *  *    Customer     *  *   Expenses/      *  *  Technology   *
  *  Effectiveness  *  *     Driven      *  *    Margins       *  *               *
  * * * * * * * * * *  * * * * * * * * * *  * * * * * * * * *  *  * * * * * * * * *

  * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
  *                       F I N A N C I A L  S T R E N G T H                      *
  * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *



                                                       [NiSource logo]


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                                [NiSource logo]





   This release contains forward-looking statements within the meaning of the federal securities laws. These forward-looking statements are subject to various risks and uncertainties. The factors that could cause actual results to differ materially from the projections, forecasts, estimates and expectations discussed herein include, among other things, increased competition in deregulated energy markets, weather, fluctuations in supply and demand for energy commodities, successful consummation of dispositions, growth opportunities for NiSource's regulated and nonregulated businesses, dealings with third parties over whom NiSource has no control, actual operating experience of acquired assets, NiSource's ability to integrate acquired operations into its operations, the regulatory process, regulatory and legislative changes, changes in general economic, capital and commodity market conditions, and counter-party credit risk, many of which are beyond the control of NiSource. These and other risk factors are detailed from time to time in the company's SEC reports. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release.
   The company does not undertake any obligation to publicly release any revision to these forward-looking statements to reflect events or circumstances after the date of this release.



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